SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 21, 2004


                         KINGS ROAD ENTERTAINMENT, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of Incorporation or organization)

     0-14234                                          95-3587522
------------------------                    ----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

447 B Doheny Drive, Beverly Hills, California                          90210
---------------------------------------------                          -----
 (Address of principal executive offices)                           (Zip Code)

                                  310-278 9975
              (Registrant's telephone number, including area code)


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Item 8.01.        Other Events.

Press Release Changing Record Date of Annual Meeting

     On October 21, 2004, Kings Road Entertainment, Inc. (the "Company") issued a Press Release announcing that the 2004 annual meeting of stockholders had been postponed from November 30, 2004 to a date as yet to be determined upon completion of the Company's Annual Report. Accordingly, the Record Date for the Annual Meeting of Shareholders shall likewise be postponed from October 15, 2004 to such date as shall be determined upon completion of the Company's Annual Report and scheduling of its Annual Meeting of Shareholders.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 8.01 Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                Kings Road Entertainment, Inc.
                                                (Registrant)


Dated: October 21, 2004                         /S/ Geraldine Blecker
                                                -------------------------------
                                                By:  Geraldine Blecker
                                                Its:  Chief Executive Officer


Dated: October 21, 2004                         /S/ Christian De Frank
                                                -------------------------------
                                                By:  H. Martin DeFrank
                                                Its: President and
                                                     Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit Number                      Exhibit
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99.1                                Press Release*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.